Exhibit 99.1
Investor Presentation
April 2011
NASDAQ: DCTH
Concentrating the Power of Chemotherapy TM

Forward-looking Statements
This presentation contains forward-looking statements, within the meaning of federal securities laws, related to future events and future financial performance which include statements about our expectations, beliefs, plans, objectives, intentions, goals, strategies, assumptions and other statements that are not historical facts. Forward-
looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions, which could cause actual results to differ materially from expected results, performance or achievements expressed or implied by statements made herein. Our actual results could differ materially from those anticipated in forward-looking statements for many reasons, including; uncertainties relating to the time required to build inventory and establish commercial operations in Europe, adoption, use and resulting sales, if any, for the chemosaturation delivery system in the EEA, our ability to successfully commercialize the chemosaturation system and the potential of the chemosaturation system as a treatment for patients with cancer in the liver, acceptability of the Phase III clinical trial data by the FDA, our ability to address the issues raised in the Refusal to File letter received from the FDA and the timing of our re-submission of our NDA, re-submission and acceptance of the Company’s NDA by the FDA, approval of the Company’s NDA for the treatment of metastatic melanoma to the liver, adoption, use and resulting sales, if any, in the United States, approval of the current or future chemosaturation system for other indications or the same indication in other foreign markets, actions by the FDA or other foreign regulatory agencies, our ability to successfully enter into distribution and strategic partnership agreements in foreign markets and the corresponding revenue associated with such foreign markets, our ability to secure reimbursement for the chemosaturation system, progress of our research and development programs and future clinical trials, uncertainties regarding our ability to obtain financial and other resources for any research, development and commercialization activities, overall economic conditions and other factors described in the section entitled ‘‘Risk Factors’’ in our most recent Annual Report on Form 10-K and the
Quarterly Reports on Form 10-Q that we file with the Securities and Exchange Commission.

Company Highlights
▪ Focused on making established chemotherapeutic drugs work better in target organs
▪ Chemosaturation delivers ultra-high dose chemotherapy to the liver
▪ Successful Phase III trial results reported
▪ Received CE Mark approval for Class III medical device on April 13, 2011
▪ Positioned to address potential $3.0 billion European labeled market opportunity
▪ Expect to re-file 505(b)(2) NDA to FDA for orphan drug and delivery apparatus by end of 2011
▪ Potential $675 million US labeled market opportunity
▪ Issued patents and orphan drug designations create competitive barriers
▪ Deep and experienced management team
Concentrating the Power of Chemotherapy

400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
Patients
HCC
CRC
NET
Melanoma
13,505
18,386
64,416
8,638
10,123
US
EU (DE, IT, FR, UK, SP, NL)
ASIA (China, S. Korea, Japan, Australia, Taiwan)

• Seeking initial indication for
 Melanoma liver mets in USA
• CE Mark in EU for delivery of
 melphalan to the liver permits
 physician use on a broad
 range of liver cancers
• Asia potentially requires long
 term clinical development
 pathway
• Australia Niche opportunity
 (high melanoma incidence) –
 device approval following EU
 CE Mark
• Significant potential label
 expansion opportunity
Transparent Areas
Represent Potential
Additional Indications
13,505**
101,563
355,712
*TPM Total Potential Market
**TPM for initial U.S. labeled indication only
Potential $3.75 Billion Labeled Market Opportunity*

Spectrum of Liver Cancer Treatments
Existing Treatments Involve Significant Limitations
Type of Treatment

Advantages

Disadvantages
Systemic

✓

Non-invasive
✓

Repeatable
-

Systemic toxicities
-

Limited efficacy in liver
Regional

(
e.g.
,

IHP)

✓

Therapeutic effect
✓

Targeted
-

Invasive/limited repeatability
-

Multiple treatments are
required

Focal

✓

Isolated removal of tumor
-

90% unresectable

-

Invasive and/or limited
repeatability

Blood Return
Catheter
Chemo Filtration
System
Flow
Sensor
Chemo Isolation
Catheter
Chemo Delivery
Catheter
Veno-Veno
Bypass Pump

Advantages of
 Chemosaturation
▪ ISOLATION
 ▪ Treats entire liver
▪ SATURATION
 ▪ Allows for ~ 100x
 effective dose
 escalation of drug
 agents at tumor site
▪ FILTRATION
 ▪ Controls systemic
 toxicities
The Delcath Chemosaturation System
Note: Image not to scale.
Converts Traumatic Open Surgery to Minimally Invasive, Repeatable Procedure

Melphalan Dosing & Background
▪ Well understood, dose dependant, tumor preferential, alkylating cytotoxic agent that demonstrates no hepatic toxicity
▪ Manageable systemic toxicities associated with Neutropenia and Cytopenia
▪ Drug dosing over 10x higher than FDA-approved dose via systemic IV chemotherapy
▪ Dose delivered to tumor is approximately 100x higher than that of systemic IV chemotherapy
A Promising Drug For Liver Cancer Therapy
Type

Dosing (mg/kg)

Multiple Myeloma (label)
0.25

Chemoembolization
0.6
2

Surgical Isolated Hepatic Perfusion (IHP)
1.5
0

Myeloablation
2.50
-
3.50

Chemosaturation (PHP)
3.00

What Chemosaturation Offers
Attractive Clinical and Economic Proposition For Patient and Providers
Patients:
 ▪ Significant improvement in disease control in the liver compared to standard of care in patients with unresectable hepatic melanoma mets
 ▪ Manageable systemic toxicities
 ▪ Time, so that primary cancers can continue to be treated
Physicians:
 ▪ Novel, targeted liver directed treatment to complement other cancer therapies
 ▪ Repeatable, percutaneous procedure
 ▪ Ability to treat the entire liver, including both visible and micro tumors
 ▪ Ability to continue treating patients for extra-hepatic disease

Interventional
Radiologist
Current Patient Referral Path
Patient
Primary
Care
Medical
Oncologist

Offers systemic therapy to
treat Cancer

Surgical
Oncologist

Offers resection or other focal
therapy to treat cancer in Liver
Transferred for
chemosaturation
Diagnosis of
Cancer
Identification of liver
involvement
with no improvement
from systemic
therapy
When liver disease is
controlled, patients return to
the Medical Oncologist for
additional systemic therapy

Summary of Phase III Results
▪ Primary endpoint exceeded
▪ Secondary endpoints support results
▪ OS cohort analysis favorable
▪ Safety profile – expected and consistent with
 currently approved labeling for melphalan
Trial Outcomes Favorable and Consistent with Special Protocol Assessment

Phase III Clinical Trial Design
Randomized to CS
92 patients: ocular
or cutaneous melanoma
CS/Melphalan

Best Alternative Care (BAC)
Investigator and patient decision
(any and all treatments)
Treat every 4 weeks x 4 rounds
(responders can receive up to 6 rounds)
Cross-over
 Primary Trial Endpoint
 ▪ Statistically significant difference in Hepatic
 Progression Free Survival (“hPFS”): p < 0.05
 ▪ Over 80% of Oncologic drugs approved by FDA
 between 2005 – 2007 on endpoints other than
 overall survival
Modeled hPFS for Trial Success:
7.73 months (CS)
vs.
4 months (BAC)
Secondary Trial Endpoints
▪ Hepatic response and duration of hepatic response
▪ Overall response and duration of overall response
▪ Overall Survival – Diluted by Cross Over
▪ SAP calls for analysis of various patient cohorts
Fully Powered, 93 Patient, Randomized, Multi-Center NCI Led Study
Pre-CS (Baseline)
Post-CS (22+ Months)
Hepatic Response – Metastatic Melanoma

ASCO 2010 Presentation of Phase 3 Clinical Trial Results
▪ Trial results exceed primary endpoint expectations; p value = 0.001
▪ Treatment arm shows 5x median hPFS compared to control arm
▪ CS/PHP median hPFS of 245 days compared to 49 days for BAC
▪ Hazard Ratio = .301
▪ Patients failed prior therapies (radiation, chemo, immuno, image guided local)
▪ 90% Ocular, 10% Cutaneous – No difference in response
▪ Overall PFS 186 vs. 46 days for BAC
▪ 34% response rate for CS/PHP compared to 2% for BAC
▪ 52% stable disease for CS/PHP compared to 27% for BAC
▪ 86% overall clinical benefit (CR + PR + SD)
Strong Clinical Trial Results

ASCO 2010 Presentation of Phase 3 Clinical Trial (cont.)
▪ Majority of BAC patients crossed over and obtained similar response from treatment
▪ Total 93 patient trial – 10 months median OS vs. 4 months expected 1 (due to cross over provision, most patients received PHP/CS treatment)
▪ OS cohort analysis – all positive trends
 a) Median survival of 298 days for treatment arm compared to 124 in non-crossover BAC patients
 b) Median survival of 398 days for BAC Cross Over patients vs. 124 non-cross over BAC patients
▪ OS Secondary endpoint – No difference in Kaplan-Meier curves(due to cross over treatment response)
▪ Safety profile as expected - in line with current FDA approved labeling for IV administration of Melphalan and Phase I CS/PHP study results
 ▪ Treatment related Deaths: 3/40 patients (7.5%) 3/116 procedures (2.6%)
 ▪ Neutropenic Sepsis (n=2) 5%, Hepatic Failure (n=1) 2.5% (95% tumor burden)
 ▪ Current approved labeling for Melphalan – 3% to 10% mortality rate.
Encouraging Survival Data With Expected Safety Profile
1 Source: Unger et. al. Cancer 2001;91: 1148

Phase I/II NCI Trials – Neuroendocrine
Neuroendocrine Tumor Trial Results (n=23)*
Promising Initial Response Rate in Attractive Market
Pre-CS
(Baseline)
Post-CS #2
(+4 Months)
Post-CS #1
(+6 Weeks)
*Presentation at American Hepato-Pancreo-Biliary Association 2008 annual meeting

Number (n)

Carcinoid
3

Pancreatic Islet Cell
17

Not Evaluable (Toxicity, Incomplete Treatment)
Orthotopic Liver Transplantation)
4

Progressive Disease
1

Minor Response / Stable Disease
3

Partial Response (30.0%–99.0% Tumor Reduction)
13

Complete Response (No Evidence of Disease)
2

Objective Tumor Response
15

Objective Tumor Response Rate
79%

Duration (months)

Median Hepatic PFS
39

Overall Survival After CS
40

Regulatory Status
Europe: approved as a Class III medical device
▪ ISO 13485 certification for manufacturing facility received February 17, 2011
▪ Received CE Mark approval as a Class III medical device April 13, 2011
▪ Melphalan already approved and available in 14 EU countries
United States: goal is to resubmit by end of 2011
▪ Submitted 505(b)(2) NDA to FDA on December 22, 2010
▪ Refusal to file (RTF) letter received February 18, 2011
 ▪ Manufacturing plant inspection timing
 ▪ Product and sterilization validation
 ▪ Additional safety data
 ▪ Additional statistical analysis clarification
▪ Currently assembling the requested information
▪ Current expectation is to resubmit NDA by end of 2011
Approved in Europe With U.S. Decision Expected in 2H 2012

Product Development Pipeline
Robust Development Program Planned
• Melanoma liver mets
• Proprietary drug-melphalan &
apparatus
• All liver cancers – melphalan
• Class III device
• 3rd party melphalan
• Additional drugs
• Other organs
• Broaden label
• Other liver cancers – melphalan
• Apparatus improvements
Initial Opportunity
Near Term (< 5 years)
Intermediate Term (> 5 years)
• Primary liver cancer (HCC)
• Drug-melphalan & apparatus
• Proprietary melphalan drug
approval
• Apparatus improvements
• Additional drugs
• Other organs
• Broaden label
• Other liver cancers – melphalan
• Additional drugs
• Other organs

Melanoma
15,000
10,000
5,000
-
United States
Germany
China
Australia
UK
Italy
France
Netherlands
Spain
Taiwan
Japan
South Korea
Patients
NET
40,000
30,000
20,000
10,000
-
China
United States
Japan
Germany
France
UK
Italy
South Korea
Spain
Taiwan
Australia
Netherlands
CRC
60,000
50,000
40,000
30,000
20,000
10,000
-
China
United States
Japan
Germany
Italy
France
UK
Spain
South Korea
Australia
Netherlands
HCC
200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
China
United States
Japan
South Korea
Italy
Taiwan
Germany
France
Spain
UK
Australia
Netherlands

• US – largest opportunity for Melanoma
• China – largest opportunity for HCC
• CRC – largest opportunity worldwide
Market Opportunity* by Disease (patients)
*TPM Total Potential Market

▪ CE Mark approval covers European Economic Area (EEA)
▪ EEA includes 32 countries
▪ 14 countries currently have Melphalan for injection
 commercially available
 ▪ Belgium (BE), Czech Republic (CZ), Germany (DE), Estonia (EE), Spain (ES), France (FR),
 Ireland (IE), Italy (IT), Lithuania (LT), Luxembourg (LU), Netherlands (NL), Sweden (SE), Slovakia
 (SK), United Kingdom (UK).
▪ 6 top countries (DE, UK, FR, IT, SP, NL) represent 85%-
 90% of total potential market
Large European Market Opportunity Concentrated in Six Countries
EEA – Landscape

Germany
(Direct)
2,834
UK
(Direct)
1,735
France
(Indirect)
1,314
Italy
(Indirect)
1,398
Spain
(Indirect)
628
Netherlands
(Direct)
662
Total Potential
(patients)
8,571
Potential Market
($ millions)1,2,3
$257.1
Total Potential Market #Patients
Ocular Melanoma
403
296
294
284
197
79
1,553
$46.6
CRC
18,978
10,155
10,490
13,952
7,694
3,151
64,420
$1,932.6
HCC (Primary)
3,941
1,734
3,645
6,253
2,616
197
18,386
$551.6
NET
2,168
1,624
1,645
1,579
1,185
438
8,639
$259.2
TOTAL
25,087
13,513
15,780
21,784
11,495
3,786
91,445
$3,047.1
Europe is Potential $3.0 Billion Market Opportunity for Device Only
1. Assumes 2.5 treatments per patient
2. Assumes ASP of $12K (device only)
3.    Assumes mix of direct sales and distributors
Cutaneous Melanoma
Market by Disease – EEA Device Only

Liver Metastasis
Potential Market
# Patients
Potential Market
# Procedures
(Avg 2.5/patient)
Potential Market ($MM)
$20K ASP **
Ocular
Melanoma

1,622

4,055
$81.1
Cutaneous
Melanoma
$594.2

11,883

29,708
TOTAL MELANOMA
(Initial Expected Label)

13,505

33,763
$675.3
CRC

38,423

96,057
HCC (Primary)

12,386

30,964
$619.3
NET

9,986

24,965
$499.3
TOTAL OTHER
(Potential Label
Expansion)
$1,921.1

60,794

151,985
$3,039.7
*TPM Total Potential Market
** Estimated ASP
Market by Disease – USA

China
(Drug)
S. Korea
(Drug)
Japan
(Device)
Taiwan
(Drug)
Australia
(Device)
Total Potential
(patients)
Potential
Market 1,2,3,4
Total Potential Market # Patients
HCC (Primary)
197,082
7,486
7,625
4,945
604
217,742
$4,899.2
CRC
59,644
6,219
27,396
2,762
3,891
99,912
$2,248.0
NET
35,503
1,275
3,355
608
562
41,303
$929.3
Ocular Melanoma
1,760
66
175
31
96
2,128
$47.9
Cutaneous
Melanoma
667
74
238
429
1,996
3,404
$76.6
OTHER TOTAL
292,229
14,980
38,376
8,315
5,057
358,957
$8,201.0
1. Assumes 2.5 treatments per patient
2. Assumes ASP of $9K
3. Assumes mix of systems with and without Delcath branded melphalan
4. Assumes sales by distributors
Asia Represents Potential $8.2 Billion Market Opportunity
Market by Disease – Australia/Asia
Initial Target Markets (China, Japan, S. Korea, Taiwan, Australia)

Reimbursement Strategy
Reimbursement is a Multi-Faceted Work in Progress
Europe:
 ▪ No centralized EEA reimbursement body
 ▪ Nationalized healthcare systems in each geography dictate a country by country program
 ▪ Existing codes likely used until permanent reimbursement established (e.g. Italy)
 ▪ New technology codes available such as NUB in Germany
 ▪ Other oncology therapies currently reimbursed, despite lacking randomized data
 ▪ Have retained leading reimbursement experts
 ▪ Focused on highlighting clinical value proposition and demonstrating cost effectiveness
United States:
 ▪ Have retained leading reimbursement experts
 ▪ Seek chemosaturation specific codes:
 Physician:
 ▪ While undergoing FDA review, apply for CPT Category III code
 ▪ Convert the Category III code to Category I following FDA approval
 Hospital:
 ▪ Apply for new ICD-9/10 procedure code to capture full procedure of hepatic isolation and chemosaturation
 ▪ Request new DRG based on costs above those of existing DRGs and clinical dissimilarity to other hepatic procedures in current DRGs

Three-Pronged Business Strategy
Commercialization
▪ Establish direct sales force in Northern Europe and distribution partners in the
 Southern Europe with commercialization expected to begin in late 2011
▪ Gain additional regulatory approvals and expand commercialization
 ▪ Goal: leverage CE Mark to gain additional country approvals in Australia, South
 America, and Asia
 ▪ Re-file NDA by end of 2011
 ▪ Goal: receive FDA approval of NDA in 2012 and build out direct specialty sales force for U.S.
Pursue Asian Strategic Alliances
▪ Chi-Fu Trading Company Ltd. signed 2/9/2010 for Taiwan
▪ Proprietary drug and delivery apparatus approval for HCC
Establish U.S. and EU Pharma Alliances
▪ Co-develop and fund additional indications for Delcath Chemosaturation System
Combination of Direct Sales Model, Partnerships & Distributors

2011 European Commercialization
▪ Initiate test market in 2011 for 3-6 months to validate assumptions and finalize model
▪ Largest 6 countries accounting for 85%-90% of patients
 ▪ 8-10 direct sales territories initially to cover UK, Germany, Netherlands (Sales and Medical
 Science Liaisons)
 ▪ Distributors in Spain, Italy, & France
 ▪ 5 Clinical Specialists to support site initiations and training
▪ Establish European operations
▪ Develop EEA Centers of Excellence and KOLs for training and support
▪ Establish European website to facilitate patient education & awareness
▪ Full commercialization in 2012
Direct Sales Model in Northern Europe & Distributors in Southern Europe

US Commercialization in 2012
▪ Initial focus on top 50 cancer centers and referring community hospitals
▪ 12 Sales & Medical Science Liaison territories ultimately
 expanding to as many as 60 territories as revenues ramp
▪ 5 Clinical Specialists initially to support site initiation and training

▪ Utilize top centers from Phase III trial as Centers of Excellence for training and support
Direct Sales Model in the United States Focused on Leading Cancer Centers

Intellectual Property
Patent Protection
▪ 7 issued U.S. patents, 10 foreign patents issued and 4 pending
▪ Primary device patent set to expire August 2016
▪ Post FDA approval up to 5 years of patent extension possible
FDA Protection
▪ Orphan Drug Designation granted for melphalan in the treatment of ocular melanoma, cutaneous melanoma and metastatic neuroendocrine tumors, as well as for doxorubicin in the treatment of HCC
▪ Additional Orphan Drug applications to be filed for other drugs and indications, including HCC and CRC
Multiple Levels of Protection

Significant Combination Product Approval and Commercialization Experience
Deep and Experienced Management Team

Executive

Title

Prior Affiliation(s)
Years of

Experience

Eamonn Hobbs
President and CEO

AngioDynamics, E-Z-EM
30

David McDonald

CFO

AngioDynamics, RBC Capital Markets

2
8

Krishna Kandarpa, M.D., Ph.D.

CMO and EVP, R&D

Harvard, MIT, Cornell, UMass

3
7

Agustin Gago
EVP, Global Sales &
Marketing

AngioDynamics, E-Z-EM
2
9

Peter Graham, J.D.
EVP & General Counsel

Bracco, E-Z-EM
1
6

John Purpura

EVP, Regulatory Affairs &
Quality Assurance

E-Z-EM, Sanofi-Aventis
2
7

Bill Appling

SVP Operations & Medical
Device R&D

AngioDynamics

25

Bernie Tyrrell

SVP N. American Sales &
Marketing

Epicept, Otsuka, Astra Zeneca,
Johnson &Johnson, Eli Lilly

33

Dan Johnston, Ph.D.
VP, Pharma R&D

Pfizer, Wyeth

10

Financials

Financial Summary
Financial & Operating Overview
▪ Follow On Offerings: Raised ~ $70 million since November 2009
▪ Burn Rate: Approximately $2.6 million per month
▪ Cash: ~ $39 million at March 31, 2010
▪ Debt: None
▪ Shares Out: 43.1 million (49.8 million fully diluted*)
▪ Institutional Ownership: ~ 23% at December 31, 2010
▪ Market Capitalization: ~ $317 million as of March 31, 2011
▪ Avg. Daily Volume (3 mos) ~ 1.1 million
*  As of March 31, 2011 fully diluted includes an additional 4.1 million options at $5.07, 2.5 million warrants at $3.51, and 50,790 unvested restricted shares.
Capital Structure Strengthened Significantly in 2010

Company Highlights
▪ Focused on making established chemotherapeutic drugs work better in target organs
▪ Chemosaturation delivers ultra-high dose chemotherapy to the liver
▪ Successful Phase III trial results reported
▪ Received CE Mark approval for Class III medical device on April 13, 2011
▪ Positioned to address potential $3.0 billion European labeled market opportunity
▪ Expect to re-file 505(b)(2) NDA to FDA for orphan drug and delivery apparatus by end of 2011
▪ Potential $675 million US labeled market opportunity
▪ Issued patents and orphan drug designations create competitive barriers
▪ Deep and experienced management team
Concentrating the Power of Chemotherapy

Appendix I. – Delcath Sources for Market Estimates
American Cancer Society. Cancer Facts & Figures 2010. Atlanta: American Cancer Society; 2010.

Alexander, Richard H., David L. Bartlett, and Steven K. Libutti. "Current Status of Isolated Hepatic Perfusion With or Without Tumor
Necrosis Factor for the Treatment of Unresectable Cancers Confined to the Liver." The Oncologist 5 (2000): 416-24.

Blake, Simon P., Karen Weisinger, Michael B. Atkins, and Vassilios Raptopoulos. "Liver Metastases from Melanoma: Detection with
Multiphasic Contrast Enhanced CT." Radiology 213 (1999): 92-96. Print
Ferlay J, Shin HR, Bray F, Forman D, Mathers C and Parkin DM.
GLOBOCAN 2008, Cancer Incidence and Mortality Worldwide: IARC CancerBase No. 10 [Internet].
Lyon, France: International Agency for Research on Cancer; 2010. Available from: http://globocan.iarc.fr

Nawaz Khan, Ali, Sumaira MacDonald, Ajay Pankhania and David Sherlock. "Liver, Metastases: [Print] - EMedicine Radiology."
Liver, Metastases. EMedicine - Medical Reference, 10 Feb. 2009. Web. <http://emedicine.medscape.com/article/369936-print>.

Neuroendocrine Tumors. Practice Guidelines in Oncology- v.2.2009. National Comprehensive Cancer Network (NCCN). 2009.

Pawlik, Timothy M., Daria Zorzi, Eddie K. Abdalla, Bryan M. Clary, Jeffrey E. Gershenwald, Merrick I. Ross, Thomas A. Aloia,
Steven A. Curley, Luis H. Camacho, Lorenzo Capussotti, Dominique Elias, and Jean-Nicolas Vauthey. "Hepatic Resection for
Metastatic Melanoma: Distinct Patterns of Recurrence and Prognosis for Ocular Versus Cutaneous Disease." Annals of Surgical
Oncology 13.5 (2006): 712-20.